      Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked by ****, have been separately filed with the Commission.


                                                                  EXHIBIT 10.104

                                                             AGREEMENT NO. 48801
                                                                     AMENDMENT 5




                                AGREEMENT BETWEEN

                        ASTROTECH SPACE OPERATIONS, INC.

                                       AND

                 LOCKHEED MARTIN COMMERCIAL LAUNCH SERVICES, INC.

                                FOR PROVISION OF

                    PAYLOAD PROCESSING FACILITIES AND SUPPORT

                               IN CONJUNCTION WITH

                            COMMERCIAL ATLAS LAUNCHES

                                TABLE OF CONTENTS

                                                                                                       Page
                                                                                                      ------
Table of Contents                                                                                        i
Amendment 1                                                                                             iii
Amendment 2                                                                                             iv
Amendment 3                                                                                              v
Amendment 4                                                                                             vi
Amendment 5                                                                                             vii
Title & Preamble                                                                                         1
          1.  Recital                                                                                    1
          2.  Format of Agreement                                                                        2
          3.  Changes                                                                                    2
          4.  Description of Services                                                                    2
          5.  Documentation Requirements                                                                 3
              5.1     General                                                                            3
              5.2     Payload Processing Requirements Document                                           3
              5.3     Hazardous Procedures                                                               4
              5.4     Liquid Propellant Operations Crew Certification                                    4
          6.  Environmental, Safety, and Health Responsibilities                                         4
              6.1     Astrotech Obligations to LMCLS                                                     4
              6.2     LMCLS Obligations to Astrotech                                                     6
          7.  Coordination                                                                               7
              7.1     Agreement Coordinators and Technical Managers                                      7
              7.2     Coordination with USAF                                                             7
              7.3     Additional Coordination                                                            7
          8.  Schedule and Facility Assignment                                                           7
              8.1     Occupancy Period                                                                   7
              8.2     Key Dates                                                                          7
              8.3     Schedule Changes                                                                   8
          9.  Service Fees and Other Charges                                                             9
              9.1     Price                                                                              9
              9.2     Payments                                                                           9
              9.3     Billing and Payment Schedule                                                       9
          10 .Allocation of Certain Risks of Liability and Damage                                        10
              10.1    General                                                                            10
              10.2    Definitions                                                                        10
              10.3    Damage to Persons or Property Involved in Payload Processing Activity              11
              10.4    Risk of Patent Infringement                                                        13
              10.5    Assistance with Third Party Claims                                                 13
          11. Limitation of Astrotech and LMCLS Liability                                                14

          12. Termination                                                                                14
              12.1    Termination by LMCLS                                                               14
              12.2    Termination by Astrotech                                                           15
          13. Handling of LMCLS and Customer Provided Data                                               16
              13.1    Technical Data Furnished to Astrotech by LMCLS and Customer                        16
              13.2    Financial and Commercial Data                                                      16
          14. Patent and Data Rights                                                                     17
          15. Compliance With the International Traffic in Arms Regulation (ITAR)                        17
              15.1    Conduct of Activities                                                              17
              15.2    Technology Assistance Agreement                                                    17
              15.3    Signature Assistance                                                               17
          16. Permits and Licenses                                                                       17
          17. Warranty                                                                                   18
              17.1    Warranty of Services                                                               18
              17.2    Exclusivity of Warranties and Remedies                                             18
          18. Notices                                                                                    18
          19. Governing Law                                                                              19
          20. Severability                                                                               19
          21. Waiver                                                                                     19
          22. Disputes                                                                                   19
              22.1    Disputes Resolution                                                                19
              22.2    Performance During Submission of Dispute                                           20
          23. Headings                                                                                   20
          24. Assignability                                                                              20
          25. Disclaimer of Authority                                                                    20
          26. Complete Agreement                                                                         20
          27. Effective Date and Duration of Agreement                                                   20

Appendix 1:  Agreement Exhibit Format
Appendix 2:  Spacecraft Services
Appendix 3:  Atlas Launch Vehicle Services
Appendix 4:  Price Schedule

                                   AMENDMENT 1

         1. Description of Amendment. Amendment 1 (i) extends the duration of this Agreement from 4 March 1989 through 31 December 1994 to 4 March 1989 through 31 December 1997, (ii) and similarly extends the Appendix 4 Price Schedule.

         2. Incorporation of Amendment 1 Change Pages. Amendment 1 consists of the following change pages: Coverpage; i; iii; iv; 24; Appendix 4, Page 1 of 3, Page 2 of 3, and Page 3 of 3. Where change pages contained in Amendment 1 have the same page number as pages in the previous issue of this Contract, the Amendment 1 changes pages are to be substituted for and replace the corresponding previous issue pages in their entirety. All pages of this contract affected by Amendment 1 carry the notation "AMENDMENT 1" in either the upper or lower righthand corner. The update of this Contract to Amendment 1 is accomplished by the addition of substitution, as appropriate, of all Amendment 1 change pages.

         3. Effective Date. This Amendment 1 shall enter into force as of the date of the last signature of the parties shown on Page 24.

                                   AMENDMENT 2

         1. Description of Amendment. Amendment 2 (i) extends the duration of this Agreement from 4 March 1989 through 31 December 1994 to 4 March 1989 through ****, (ii) recognizes the change from NASA to USAF as the source of Government support provided to Astrotech, and (iii) revises, and simplifies and extends the Appendix 4 Price Schedule to cover the time period through the year 2000.

         2. Incorporation of Amendment 2 Change Pages. Amendment 2 consists of the following change pages: Coverpage; i; iv; 3; 6; 19; 21; and 24; and Appendix 4 in its entirety. Where change pages in Amendment 2 have the same page number as pages in the previous issue of this Contract, the Amendment 2 change pages are to be substituted for and replace the corresponding previous issue pages in their entirety. All pages of this Contract affected by Amendment 2 carry the notation "AMENDMENT 2" in either the upper or lower righthand corner. The updaate of this Contract to Amendment 2 is accompliahed by the addition or substitution, as appropriate, of all Amendment 2 change pages.

         3. Effective Date. This Amendment 2 shall enter into force as of the date of the last signature of the parties shown on Page 24.

                                   AMENDMENT 3

         1. Description of Amendment. Amendment 3 (i) recognizes that Martin Marietta Commercial Launch Services, Inc. has been renamed Lockheed Martin Commercial Launch Services, Inc. and that all references in this Agreement to General Dynamics Commercial Launch Services, Inc. or GDCLS are to be construed to be references to Lockheed Martin Commercial Launch Services, Inc. (LMCLS), (ii) revises the expiration date of this Agreement to 31 December 1997, and (v) revises the Appendix 4 Price Schedule to extend the previous Price Schedule for an additional one year period, with the option to elect an Alternative Price Schedule for a multi-year period at a reduced per payload price.

         2. Incorporation of Amendment 3 Change Pages. Amendment 3 consists of the following change pages: Coverpage; i; ii; v; and 24; and Appendix 4 in its entirety. Where change pages in Amendment 3 have the same page number as pages in the previous issue of this Contract, the Amendment 3 change pages are to be substituted for and replace the corresponding previous issue pages in their entirety. All pages of this Contract affected by Amendment 3 carry the notation "AMENDMENT 3" in either the upper or lower righthand corner. The update of this Contract to Amendment 3 is accomplished by the addition or substitution, as appropriate, of all Amendment 3 change pages.

         3. Effective Date. This Amendment 3 shall enter into force as of the date of the last signature of the parties shown on Page 24.

                                   AMENDMENT 4

         1. Description of Amendment. Amendment 4 (i) recognizes that all references in this Agreement to General Dynamics Commercial Launch Services, Inc. or GDCLS are to be construed to be references to Lockheed Martin Commercial Launch Services, Inc. (LMCLS), (ii) incorporates LMCLS's commitment to exclusive use of Astrotech Services, (iii) revises the termination provisions to be consistent with the exclusive use commitment, (iv) retains the expiration date of this Agreement as 31 December 1999, (v) revises the Appendix 3 Services for Payload Fairing Encapsulation to indicate GDCLS responsibility for transport, and (vi) revises the Appendix 4 Price Schedule.

         2. Incorporation of Amendment 4 Change Pages. Amendment 4 consists of the following change pages: Coverpage; i; vi; 2; 16; 16a, 24; Appendix 3 Page 1 of 3, and Appendix 4 in its entirety. Where change pages in Amendment 4 have the same page number as pages in the previous issue of this Contract, the Amendment 4 change pages are to be substituted for and replace the corresponding previous issue pages in their entirety. All pages of this Contract affected by Amendment 4 carry the notation "AMENDMENT 4" in either the upper or lower righthand corner. The update of this Contract to Amendment 4 is accompliahed by the addition or substitution, as appropriate, of all Amendment 4 change pages.

         3. Effective Date. This Amendment 4 shall enter into force as of the date of the last signature of the parties shown on Page 24.

                                   AMENDMENT 5

         1. Description of Amendment. Amendment 5 (i) changes all references to General Dynamics Commercial Launch Services, Inc. or GDCLS to Lockheed Martin Commercial Launch Services, Inc. (LMCLS), (ii) changes all references to Astrotech Space Operations, L.P. to Astrotech Space Operations, Inc., (iii) incorporates reference to Facility Requirements Document for Florida TICO facility expansion, (iv) incorporates references and standard services for Astrotech Vandenberg AFB payload processing services, (v) revises the Appendix 2 and Appendix 3 Services for Spacecraft Processing and Payload Fairing Encapsulation to meet Atlas V requirements, (vi) revises the Agreement expiration date to ****, (vii) provides for **** one-year option periods for calendar years **** through **** inclusive, and (viii) revises the Appendix 4 Price Schedule.

         2. Incorporation of Amendment 5 Changes. Amendment 5 is a complete revision to the Agreement, replacing the original issue and Amendments 1 through 4 in their entirety.

         3. Effective Date. This Amendment 5 shall enter into force as of the date of the last signature of the parties shown on Page 21.

                                AGREEMENT BETWEEN
                        ASTROTECH SPACE OPERATIONS, INC.
                                       AND
                LOCKHEED MARTIN COMMERCIAL LAUNCH SERVICES, INC.
                                FOR PROVISION OF
                    PAYLOAD PROCESSING FACILITIES AND SUPPORT
                               IN CONJUNCTION WITH
                            COMMERCIAL ATLAS LAUNCHES

         This Agreement is entered into by and between Astrotech Space Operations, Inc., a Delaware corporation and a wholly-owned subsidiary of SPACEHAB, Inc. (hereinafter called "Astrotech"), and Lockheed Martin Commercial Launch Services, Inc., a Delaware corporation (hereinafter called "LMCLS"), and sets forth the terms and conditions under which Astrotech shall furnish Payload Processing Facilities and Activities to LMCLS and to each LMCLS customer (hereinafter called "Customer") so identified in a duly executed Exhibit to this Agreement in conjunction with commercial Atlas launches.

         1. Recital. LMCLS has established a program to provide Atlas expendable launch vehicle launch services on a commercial basis utilizing launch facilities at Cape Canaveral Air Station, Florida and Vandenberg AFB, California. Under its contract with Customer for Atlas launch services, LMCLS acts as the agent of Customer to arrange for all Customer-required prelaunch Payload Processing Facilities and Activities. Therefore, in conjunction with these commercial Atlas launches, LMCLS will require specialized facilities and support (hereinafter called "Services") for the preparation of each Customer spacecraft and its respective upper stage system, if applicable, the payload fairing, and all other associated property to be flown aboard the Atlas launch vehicle (hereinafter called "Payload"), and for Atlas payload fairing encapsulation activities. Astrotech has built and operates specialized Payload Processing Facilities in Titusville, Florida adjacent to the NASA-John F. Kennedy Space Center (hereinafter called "Astrotech TICO") and at Vandenberg AFB, California (hereinafter called "Astrotech VAFB") wherein Astrotech offers such Services. Under this Agreement LMCLS will utilize Astrotech Services for the prelaunch processing of the Payloads for commercial Atlas launches for the duration of this Agreement. Additionally, as mutually agreed, LMCLS will provide, without cost to Astrotech, engineering support services to Astrotech (e.g., reviewing Astrotech drawings and analyses) for facility modifications necessary to satisfy future LMCLS and Customer payload processing requirements.

         2. Format of Agreement. This Agreement is in the form of a Basic Purchase Order Agreement. The Title, Preamble, Sections 1 through 27, and the Appendices of this Agreement constitute the general terms and conditions (hereinafter called "General Terms and Conditions") applicable to the Services to be provided by Astrotech for all Payload Processing Activities performed under this Agreement. The mission specific details and requirements for each Payload are contained in a series of Exhibits, modeled after Appendix 1, which will be attached to and made part of this Agreement as they are mutually agreed to and signed by authorized representatives of LMCLS and Astrotech. Any alteration or exception to the General Terms and Conditions for a specific mission will be clearly stated and identified in the applicable Exhibit.

         3. Changes. Changes to the Services defined herein to be provided by Astrotech to LMCLS under this Agreement may be agreed to by LMCLS and Astrotech and shall be evidenced by a written amendment to the General terms and Conditions or applicable Exhibit of this Agreement, as appropriate, prior to implementation of such change.

         4. Description of Services. The description and specifications of the Astrotech TICO facilities and equipment, as they pertain to this Agreement, are those contained in the Astrotech document titled "Facility Accommodation Handbook/TICO" dated June 1994, and subsequent revisions that do not diminish the previously stated capabilities, which is explicitly incorporated by reference herein and the Lockheed Martin Astronautics Astrotech Satellite Processing Facility, Bldg. 10, Facility Requirements Document (SPF-FRD-99) dated 19 January 2000, and subsequent revisions mutually approved by LMCLS and Astrotech. The date for LMCLS beneficial occupancy of the Bldg. 10 facility shall be ****. The description and specifications of the Astrotech VAFB facilities and equipment, as they pertain to this Agreement, are those contained in the Astrotech document titled "Facility Accommodation Handbook/VAFB" dated March 1998, and subsequent revisions that do not diminish the previously stated capabilities, which is explicitly incorporated by reference herein. Astrotech shall maintain the TICO and VAFB facilities to ensure readiness to support LMCLS and LMCLS Customer requirements consistent with the capabilities specified in the above documentation. In addition to operating and maintaining the Astrotech TICO and Astrotech VAFB facilities, Astrotech shall provide to LMCLS for each Customer Payload to be processed under this Agreement the "Spacecraft Services" set forth in Appendix 2 of this Agreement and for each associated Payload fairing encapsulation to be accomplished under this Agreement the "Atlas Launch Vehicle Services" set forth in Appendix 3 of this Agreement. It is recognized by LMCLS and Astrotech (i) that certain of the Services to be provided to LMCLS will be obtained by Astrotech from the U.S. Government pursuant to "Department of the Air Force/Astrotech Space Operations Commercial Space Operations Support Agreement", executed 15 November 1999, and subsequent revisions, and (ii) that LMCLS and Customer or their respective contractors or subcontractors, other than Astrotech, shall perform all activity involving assembly, servicing and checkout of the Payload and use of its associated ground support equipment, unless otherwise expressly provided for in this Agreement.

         5.    Documentation Requirements.

               5.1 General. LMCLS shall provide Astrotech the documentation described in Sections 5.2, 5.3 and 5.4 below applicable to the activities planned to occur at the Astrotech Facility. While it is essential that the required content of this documentation be complete as defined below, Astrotech will accept the documentation in any format convenient to LMCLS and Customer. In particular, to the extent the required documentation has been prepared for and approved for activity in Government facilities such documentation shall be fully acceptable to Astrotech, except to the extent additional information may be required to adequately define a planned activity at the Astrotech Facility. Astrotech will evaluate such LMCLS provided documentation only from the standpoint of facility compatibility and safety, and will not attempt to evaluate, in any way, the probability of Payload success. All such documentation shall be written in the English language.

               5.2 Payload Processing Requirements Document. A Payload Processing Requirements Document (or Documents) for each Payload shall be submitted to Astrotech nominally nine months prior to the beginning of the Occupancy Period set forth in Section 8.1 below for the particular Payload, unless otherwise agreed to in writing by Astrotech. This document shall provide a description of the Payload (including a description of each hazardous system), outline all Payload and Payload fairing activities planned to occur at the Astrotech Facility, and detail all services and support requested by LMCLS to be provided to LMCLS and Customer by Astrotech. The hazardous systems description shall include drawings, schematics, summary test data, and any other available information which will aid in appraising the respective systems. Hazardous systems description shall include ordnance devices, radioactive materials, propellants, pressurized systems, toxic material, cryogenic material, and radio frequency (RF) radiation, and any other system which is a source of danger either to personnel or equipment. Astrotech will review the Payload Processing Requirements Document, which, when mutually agreed to by Astrotech and LMCLS, will constitute the detailed definition of the Services to be provided by Astrotech for the particular Payload and associated Payload fairing encapsulation. For repeat payload processing operations, to the extent that identical Spacecraft processing operations and Payload fairing encapsulation operations are to be performed, a one-time submittal will suffice for all such operations.

               5.3 Hazardous Procedures. Detailed procedures must be prepared for all operations at the Astrotech Facility involving hazardous systems, as defined in Section 5.2 above. Hazardous procedures planned for use at Astrotech VAFB must be prepared in accordance with WR 127-1. All such procedures shall be clearly labeled as "Hazardous" and shall be submitted to Astrotech for review no later than forty-five (45) days prior to planned use at the Astrotech Facility, unless otherwise agreed to in writing by Astrotech. Once mutually agreed to by Astrotech and LMCLS, hazardous procedures shall be followed without exception. Any changes to an approved hazardous procedure must be mutually agreed to by the Astrotech and LMCLS Technical Managers prior to use.

               5.4 Liquid Propellant Operations Crew Certification. A Liquid Propellant Operations Crew Certiciation shall be submitted by LMCLS to Astrotech no later than one week prior to the beginning of liquid propellant operations for each Payload. This document shall identify all personnel who will be directly involved in handling liquid propellents at the Astrotech Facility and shall state that each individual is properly qualified for such activity. At Astrotech VAFB, the personnel so identified, by means of Astrotech sponsorship, may be required to obtain medical certification and attend USAF training courses as required by Air Force safety regulations.

         6.    Environmental, Safety, and Health Responsibilities.

               6.1  Astrotech Obligations to LMCLS

                    6.1.1 Astrotech, at its own cost and expense, shall operate the Astrotech Facilities and conduct all Astrotech Payload Processing Activities in compliance with all applicable federal, state and local laws, regulations, rules, ordinances, and other regulatory requirements and standards relating to the regulation and protection of the environment, safety and health, in effect at any time during the period of this contract ("ESH Laws").

                    6.1.2 With respect to all Payload Processing Activities performed under this Agreement that are conducted on United States government-owned property, the term "ESH Laws" also includes all applicable base permits, operational plans and procedures and other site specific requirements relating to the environment, safety and health at the particular government-owned property in question.

                    6.1.3 Astrotech shall be considered the owner and operator of the Astrotech Facilities for the purposes of all applicable ESH Laws. Astrotech shall obtain, at its own cost and expense, any and all permits or licenses, maintain records and prepare any reports, manifests, or other documentation necessary to operate the Astrotech Facilities and conduct all Astrotech Payload Processing Activities in compliance with all ESH Laws.

                    6.1.4 Upon LMCLS's or the Customer's reasonable notice and request, Astrotech shall make available all permits, licenses, plans, procedures, manuals, protocols and other documents pertaining to the Astrotech Facilities (including any amendments or revisions thereto) that Astrotech has developed or maintained pursuant to applicable ESH laws.

                    6.1.5 Astrotech shall notify LMCLS and the Customer(s) of any potentially hazardous operations (as defined in Section 5.3) that are being conducted at the Astrotech Facilities by Astrotech or any of its other customers at the facility concurrent with LMCLS or the Customer's activities.

                    6.1.6 Astrotech shall be responsible for all permitted and unpermitted releases or discharges of pollutants, contaminants, hazardous substances, or petroleum products to the environment from or at the Astrotech Facilities related to activities performed by Astrotech, LMCLS, their agents (i.e., LMA) and their Customers. Notwithstanding the foregoing, and with the express agreement that Astrotech shall be responsible for reporting and other regulatory requirements, Astrotech shall not be responsible for any damages or penalties resulting from releases caused solely by the negligence of LMCLS, its agents or Customer(s).

                    6.1.7 For the purposes of ESH Laws pertaining to the generation, storage, transportation, treatment and disposal of hazardous waste, Astrotech shall be considered the generator of and, at its own cost and expense, shall manage all hazardous waste generated in connection with the Payload Processing Activities. In addition, Astrotech agrees to provide proper disposal for any hazardous materials identified as excess by the Customer. For such excess materials, Astrotech agrees to pay up to **** per mission towards the disposal costs. Any costs in excess of **** will be billed to LMCLS as a reimbursable expense without Astrotech mark-up.

                    6.1.8 Astrotech, at its own cost and expense, shall provide Hazardous Materials Storage lockers for use by LMCLS and Customer personnel working at the Astrotech Facility. Storage lockers shall meet applicable OSHA and NFPA Code 30 requirements.

                    6.1.9 Astrotech, at its own cost and expense, shall provide Astrotech Facility Orientation to all LMCLS and Customer personnel. This orientation course will include a summary of Astrotech site-specific hazardous material requirements. Upon LMCLS's reasonable notice and request,

Astrotech shall make available to LMCLS all course materials that will be used to provide Customer orientation.

                    6.1.10 Astrotech, as its own cost and expense, will review all customer-submitted operating procedures for compliance with all applicable ESH and OSHA standards.

               6.2  LMCLS Obligations to Astrotech

                    6.2.1 LMCLS shall require the Customer to agree to notify Astrotech, within 60 days prior to the arrival of the Payload to the Astrotech Facility, of the types and amounts of hazardous chemical products or articles, including but not limited to cleaners, propellants and ordnance, that will be required for preparation of any payload. Such notification shall include the submission of applicable Material Safety Data Sheets (MSDS) or similar documents.

                    6.2.2 LMCLS shall require the Customer to agree to comply with applicable requirements of the Toxic Substances Control Act, 15 U.S.C. Sections 2601 to 2692, including those requirements that pertain to the import or export of chemicals, and all other applicable ESH laws while in residence at the Astrotech Facility.

                    6.2.3 LMCLS shall require the Customer to agree to minimize the generation of hazardous waste in its Payload Processing Activities. As part of this obligation, LMCLS shall require the Customer to agree to minimize the amount of hazardous materials used in connection with its Payload Processing Activities to be performed at the Astrotech facility.

                    6.2.4 LMCLS shall require the Customer to agree to submit all hazardous operating procedures to be performed at the Astrotech facility to Astrotech safety for review and approval prior to use. Customers shall be required to execute the procedures as approved, and coordinate any required deviations with Astrotech safety prior to performance.

                    6.2.5 While occupying the Astrotech facilities and except as otherwise provided herein, LMCLS, their agents (i.e., LMA) and their Customers will be responsible for appropriately handling all hazardous materials brought on to the Astrotech Facility and utilized by their respective personnel in the performance of their operations to include: (i) storage of all hazardous materials in Astrotech-provided, hazardous material storage lockers, (ii) monthly update of locker inventories and submittal to Astrotech, and (iii) at the completion of mission processing operations removal of hazardous material that LMCLS or the Customer, in its sole descretion, determines it can use in its ongoing operations and transfer to Astrotech of all other hazardous material or waste for disposal per Section 6.1.7.

         7.    Coordination.

               7.1 Agreement Coordinators and Technical Managers. LMCLS and Astrotech shall each designate an Agreement Coordinator who shall be responsible for coordinating with each other all financial, general scheduling, and other administrative matters related to this Agreement. In addition, LMCLS and Astrotech shall each designate a Technical Manager, who shall be responsible for coordinating with each other all technical activities, including the day-by-day activity schedules, to be performed under this Agreement.

               7.2 Coordination with USAF. The Astrotech Technical Manager shall provide all coordination with USAF for any U.S. Government support provided to LMCLS and Customer under this Agreement.

               7.3 Additional Coordination. The Astrotech Technical Manager and LMCLS Technical Manager shall, through consultation and with the assistance of the Customer Technical Manager, coordinate the activities of Astrotech, LMCLS, and Customer related to the furnishing of Services provided under this Agreement, and will call upon individuals from their respective organizations, including contractors and consultants, to participate as necessary and appropriate in such consultations.

         8.    Schedule and Facility Assignment.

               8.1 Occupancy Period. The period of time agreed to by LMCLS and Astrotech during which LMCLS and Customer will reside at the Astrotech Facility or otherwise receive Services for each Payload to be processed under this Agreement (hereinafter called "Occupancy Period") and the launch date upon which the Occupancy Period is based shall be determined and set forth in the Exhibit of this Agreement applicable to the particular Payload. Such Exhibit shall also contain the schedules and assignments for the use of the facilities within Astrotech TICO or Astrotech VAFB, as applicable, by LMCLS and Customer.

               8.2 Key Dates. Key milestone dates relating to all critical events that could affect the Occupancy Period or Services to be performed for each Payload under this Agreement shall be exchanged between the Astrotech Technical Manager and the LMCLS Technical Manager. Each party shall advise the other, in a timely manner, of any event which occurs that would significantly alter the agreed to Occupancy Period or Services.

               8.3 Schedule Changes. LMCLS and Astrotech recognize that the nature of spaceflight activity is such that schedules must sometimes be changed, often for reasons beyond the control or reasonable predictive ability of LMCLS, Customer, or Astrotech. In the event that a change in the Occupancy Period or in the schedules for the use of the respective Astrotech facilities for a particular Payload becomes necessary by LMCLS, Customer, or Astrotech, LMCLS and Astrotech agree to work together to accommodate the particular rescheduling request (including, if necessary, changes in the assignments for the use of the respective Astrotech facilities, and overtime and weekend work by LMCLS, Customer, and Astrotech, and their respective contractors and subcontractors) in a manner that will be mutually acceptable, satisfy the established launch schedules, and be compatible with the established or changed schedules of the other customers of Astrotech. Once the need for such a change has been recognized by either LMCLS or Astrotech, the party recognizing such need shall promptly notify the other party of the particular rescheduling or reassignment request, and the related circumstances. A change in the announced launch schedule for a particular Payload by more than one week from the launch date upon which the current Occupancy Period is based shall be deemed to be notification to Astrotech of a request to change the Occupancy Period, unless LMCLS otherwise notifies Astrotech.

                    8.3.1 Schedule Changes Requested or Caused by LMCLS. In the event that LMCLS requests or causes a change in the Occupancy Period or the schedule for the use of the respective Astrotech facilities for a particular Payload, as long as the resulting change does not exceed the duration of the previously established schedule such change shall not affect the Service Fee or other charges to LMCLS, except that LMCLS shall be charged any increase or credited with any decrease in the Service Fee applicable to any change in launch date associated with the rescheduled Occupancy Period, in accordance with the Price Schedule set forth in Appendix 4 of this Agreement applicable to the particular Payload

                    8.3.2 Schedule Changes Requested by Astrotech. In the event that Astrotech requests and LMCLS agrees to a change in the Occupancy Period, such change shall not affect the Service Fee or other charges to LMCLS, except that LMCLS shall be credited with any decrease in the Service Fee applicable to any change in launch date associated with the rescheduled Occupancy Period, calculated in accordance with the Price Schedule set forth in Appendix 4 of this Agreement applicable to the particular Payload.

         9.    Service Fees and Other Charges.

               9.1  Price. LMCLS shall pay Astrotech a firm fixed price
Service Fee (hereinafter called "Service Fee") specified in the applicable Exhibit for each Payload to be processed at the Astrotech facilities under this Agreement, determined pursuant to the Price Schedule set forth in Appendix 4 of this Agreement, plus any additional charges agreed to or otherwise due and payable under this Agreement. The stated Service Fee and additional charges are exclusive of any taxes, if applicable. The Appendix 4 Price Schedule provides per mission pricing on a calendar year basis through the expiration date of the current Agreement, ****, plus pricing terms for **** one-year option periods for **** through **** inclusive.

               9.2  Payments. All payments defined in this Agreement shall be
(i) in United States Dollars, (ii) payable to Astrotech Space Operations, Inc., and (iii) delivered, at LMCLS expense, to the offices of Astrotech Space Operations, Inc. at 6305 Ivy Lane, Suite 520, Greenbelt, MD 20770-6318 or other address specified by Astrotech in writing. As an alternative to sending payments to Astrotech as specified in clause (iii) above, LMCLS may pay by wire transfer to Astrotech's bank in accordance with instructions available upon request from Astrotech. All payments made under this Agreement shall reference the number of the applicable Exhibit shown on the invoice.

               9.3  Billing and Payment Schedule. Each Exhibit of this
Agreement sets forth the billing schedule for the Service Fee applicable for that particular Payload. The amount and billing dates of the three partial payments for each Payload are determined in accordance with Sections 9.3.1, 9.3.2, and 9.3.3 below. In addition to these three scheduled payments, Astrotech shall provide LMCLS a separate invoice for any additional charge or charges agreed to or otherwise due and payable under this Agreement determined in accordance with Section 9.3.4 below, unless otherwise expressly provided for in this Agreement. All payments shall be due and payable within thirty (30) days of the billing date of the invoice.

                    9.3.1 Deposit and First Partial Payment. On the effective date of each Exhibit, LMCLS will be billed five percent (5%) of the Service Fee for that particular Payload to be processed at Astrotech TICO or Astrotech VAFB under this Agreement.

                    9.3.2 Second Partial Payment. Thirty (30) days prior to the beginning of the Occupancy Period for each Payload, LMCLS will be billed forty-five percent (45%) of the Service Fee applicable to that particular Payload plus any adjustments to the First Partial Payment required due to a change in the scheduled launch date subsequent to the effective date of the applicable Exhibit. The cumulative total of the First and Second Partial Payments will equal fifty percent (50%) of the applicable Service Fee.

                    9.3.3 Third Partial Payment. On the last day of the Occupancy Period for each Payload, LMCLS will be billed fifty percent (50%) of the Service Fee applicable to that particular Payload plus any outstanding unpaid balance or credit due toward the Service Fee for that particular Payload as a result of Changes to this Agreement. The cumulative total of the First, Second, and Third Partial Payments will equal one hundred percent (100%) of the applicable Service Fee based upon the actual launch date.

                    9.3.4 Final Billing. As soon as practicable, but not later than sixty (60) days after the end of the Occupancy Period for each Payload, LMCLS will be billed for any additional charges agreed to or otherwise due and payable for that particular Payload under this Agreement.

         10.   Allocation of Certain Risks of Liability and Damage.

               10.1 General. Certain risks of Liability and Damage, as defined below, arising out of the Services to be provided by Astrotech and its contractors and subcontractors under this Agreement, including the use of any U.
S. Government facilities and support arranged by Astrotech under this Agreement, shall be allocated between LMCLS and Astrotech (hereinafter called the "Parties") as set forth in this Section 10.

               10.2 Definitions. The following definitions shall be applicable to this Agreement.

                    10.2.1 Liability. "Liability" shall include payments made pursuant to any judgment by a court of competent jurisdiction or award of an arbitration tribunal, and administrative and litigation costs, and settlement payments made after consultation between the Parties.

                    10.2.2 Damage. "Damage" shall mean bodily injury to or death of any person, damage to or loss of any property, and loss of revenue or profits or other direct, indirect or consequential damages arising therefrom.

                    10.2.3 Payload Processing Activity. "Payload Processing Activity" shall mean all activity conducted at the Astrotech Facility or at a U.S. Government installation, where use of the U.S. Government installation is arranged by Astrotech under this Agreement, including that associated with the preparation of the Payload or another payload for launch aboard a Government or commercial launch vehicle, post flight processing of the Payload or another payload, the storage of all or a portion of the Payload or another payload, the handling and transportation of all or a portion of the Payload or another payload outside the confines of the Astrotech Facility by Astrotech or its contractors or subcontractors, or outside a U.S. Government installation by the U.S. Government or its contractors or subcontractors, and Manufacturing Support Activity.

                    10.2.4 Manufacturing Support Activity. "Manufacturing Support Activity" shall mean all activity conducted at the Astrotech Facility that is not directly related to the prelaunch or post flight processing, storage, or handling and transportation of the Payload or another payload.

               10.3 Damage to Persons or Property Involved in Payload Processing Activity.

                    10.3.1 Inter-Party Waiver of Liability. In carrying out this Agreement, Astrotech and LMCLS and LMCLS Customer will respectively utilize their property and employees in the Payload Processing Activity in close proximity to one another and to others. Furthermore, the Parties recognize that all participants in Payload Processing Activity are engaged in the common goal of meaningful exploration, exploitation and uses of outer space. In furtherance of this goal, the Parties hereby agree to a no-fault, no-subrogation, inter-party waiver of liability pursuant to which each party agrees not to bring a claim in arbitration or otherwise against or sue the other or other participants (including the U.S. Government) in Payload Processing Activity, and agrees to absorb the financial and any other consequences for Damage it incurs to its own property and employees as a result of participation in Payload Processing Activity, irrespective of whether such Damage is caused by Astrotech, LMCLS, or other participants in Payload Processing Activity, and regardless of whether such Damage arises through negligence or otherwise. Thus, the Parties, by absorbing the consequences of Damage to their property and employees without recourse against each other or other participants in Payload Processing Activity, jointly contribute to the common goal of meaningful exploration, exploitation and uses of outer space.

                    10.3.2 Extension of Inter-Party Waiver. The Parties agree that this common goal will also be advanced through extension of the inter-party waiver of liability to other participants in Payload Processing Activity. Accordingly, the Parties agree to extend the waiver as set forth in
Section 10.3.1 above to the LMCLS Customer, to other customers of Astrotech, to contractors and subcontractors at every tier of Astrotech, LMCLS, LMCLS Customer, and to all other participants (excluding the U.S. Government) in Payload Processing Activity, as third party beneficiaries, whether or not such participants causing damage bring property or employees to the Astrotech Facility or retain title to or other interest in property provided by them to be used, or otherwise involved, in Payload Processing Activity. Further, the Parties recognize and agree that, although the U.S. Government will not participate in this inter-party waiver, the U.S. Government will also be a third party beneficiary. Specifically, the Parties intend to protect these contractors, subcontractors and the U.S. Government from claims, including "products liability" claims, which might otherwise be pursued by the Parties, or the contractors or subcontractors of the Parties, or other participants in Payload Processing Activity. Moreover, it is the intent of the Parties that each will take all necessary and reasonable steps in accordance with Section 10.3.4 below to foreclose claims for Damage by any participant in Payload Processing Activity, under the same conditions and to the same extent as set forth in Section 10.3.1 above, except for claims between LMCLS and its contractors and subcontractors, claims between LMCLS Customer and its contractors or subcontractors, claims between Astrotech and its contractors or subcontractors, and claims by the U.S. Government for Damage to U.S. Government persons or property.

                    10.3.3 Broad Construance of Inter-Party Waiver. The Parties intend that the inter-party waiver of liability set forth in Sections
10.3.1 and 10.3.2 above be broadly construed to achieve the intended objectives.

                    10.3.4 Agreement to Extend Inter-Party Waiver. Astrotech will require all customers entering into Agreements for services to be provided by Astrotech utilizing the Astrotech Facility to agree to the inter-party waiver of liability as set forth in Sections 10.3.1 and 10.3.2 above. Further, Astrotech will require all the following to agree to the waiver of liability set forth in Section 10.3.2 above: (i) all its contractors; and (ii) all its subcontractors who will have persons or property involved in Payload Processing Activity. If Astrotech fails to fulfill its obligation under this Section 10.3.4, Astrotech will indemnify LMCLS and the U.S. Government for any Liability LMCLS or the U.S. Government may sustain as a result of Astrotech's failure. LMCLS will require the following to agree to the waiver of liability set forth in Section 10.3.2 above: (i) LMCLS Customer and all other persons and entities to whom it assigns all or part of its right to Services; (ii) any person or entity to whom LMCLS Customer has sold or leased or otherwise agreed, prior to the completion of Services for a particular Payload, to provide all or any portion of its Payload or Payload services; (iii) all LMCLS's and LMCLS Customer's prime contractors; and (iv) all LMCLS's and LMCLS Customer's subcontractors who will have persons or property involved in Payload Processing Activity. If LMCLS fails to fulfill its obligation under this Section 10.3.4, LMCLS will indemnify Astrotech and the U.S. Government for any Liability Astrotech or the U.S. Government may sustain as a result of LMCLS's failure. Failure of LMCLS, or LMCLS Customer, or Astrotech, or any other participant (excluding the U.S. Government) in Payload Processing to obtain a waiver agreement required above shall not affect LMCLS's, or LMCLS Customer's, or Astrotech's, or such other participant's right to the protection otherwise provided by this Section 10.

                    10.3.5 Damage to U.S. Government Persons or Property. The Parties acknowledge that, except as a third party beneficiary, the U.S. government is not a participant in the inter-party waiver set forth in Sections 10.3.1, 10.3.2, 10.3.3, and 10.3.4 above.

               10.4 Risk of Patent Infringement.

                    10.4.1 Astrotech Indemnity of LMCLS. Astrotech agrees to indemnify LMCLS, its officers, employees and agents against any United States Patent infringement costs (including, but not limited to, any judgment against LMCLS by a court of competent jurisdiction, reasonable administrative and litigation costs, and settlement payments made as a result of an administrative claim) incurred by LMCLS which are attributable to products, processes or articles of manufacture used in the facilities and support to be furnished to LMCLS by Astrotech hereunder.

                    10.4.2 LMCLS Indemity of Astrotech. LMCLS agrees to indemify Astrotech, its officers, employees and agents against any United States Patent infringement costs (including, but not limited to, any judgment against Astrotech by a court of competent jurisdiction, reasonable administrative and litigation costs, and settlement payments made as a result of an administrative claim) incurred by Astrotech which are attributable to products, processes or articles of manufacture used in the Payload and any supporting equipment and facilities brought to the Astrotech Facility by LMCLS, LMCLS Customer, or their respective contractors or subcontractors, and to any activity which entails infringement of a United States Patent and which is performed at the Astrotech Facility by LMCLS, LMCLS Customer, or their respective contractors or subcontractors.

               10.5 Assistance with Third Party Claims. In the event a third party claim is asserted against Astrotech or LMCLS as a result of patent infringement, use of proprietary data, or Damage, including claims of their respective contractors or subcontractors, or LMCLS Customer or LMCLS Customer's contractors or subcontractors arising from or in connection with the Services provided by Astrotech under this Agreement, Astrotech and LMCLS each agree to give prompt notice to the other of any such claim and agree to provide each other with all assistance practicable in the defense against such claim. If a claim asserted against either LMCLS or Astrotech is a claim in which one party has agreed to indemnify the other party under this Agreement, the party who has agreed to indemnify shall have the right to intervene and defend, the right to control litigation of, and the right to determine the appropriateness of any settlement related to such claim.

         11.   Limitation of Astrotech and LMCLS Liability. Notwithstanding
Section 10.2.2 above, to the extent that a risk of Damage is not dealt with expressly in this Agreement, Astrotech's liability to LMCLS, and LMCLS's liability to Astrotech arising out of this Agreement, whether or not arising as a result of an alleged breach of this Agreement, (i) shall be limited to direct damages only and shall not include any loss of revenue, profits or other indirect or consequential damages, and (ii) shall not exceed the total price paid to Astrotech by LMCLS for the Services to be provided for the particular Payload under this Agreement.

         12.   Termination.

               12.1 Termination by LMCLS.

                    12.1.1 Termination for Convenience. LMCLS shall have the right to terminate for convenience, in whole or in part, its obligation to obtain Astrotech Services under this Agreement by providing written notification to Astrotech.

                         12.1.1.1    Termination Charge.  In the event of
termination by LMCLS pursuant to Section 12.1.1, LMCLS shall pay Astrotech liquidated damages as specified. In the event of an overpayment, Astrotech shall refund the amount of such overpayment to LMCLS.

                         12.1.1.1.1  In Whole.  The termination liability charge
to LMCLS shall be the greater of the unpaid balance of payments for all guaranteed missions through the end of the contract period, ****, or ****. The termination liability limit to LMCLS is ****. Per mission pricing is specified in Appendix 4 for each year through the end of the contract period.

                         12.1.1.1.2  In Part.  The termination liability charge
for a given Payload that represents a mission over and above the annual guaranteed mission quantity of four per year shall be the pro-rated share of the Service Fee applicable for that particular Payload based on the portion of the contracted Occupancy Period elapsed as of the date Customer vacates the Astrotech Facility, computed on a daily basis, but not less than five percent (5%) of the Service Fee for that Payload, plus any additional charges agreed to or otherwise due and payable under this Agreement as of the date Customer vacates the Astrotech Facility. The minimum 5% termination fee also applies if termination by LMCLS occurs prior to the start of the Facility Occupancy Period for the Payload. For a Payload that is one of the guaranteed minimum missions for a particular calendar year, the termination charge shall equal the full amount of the applicable Servce Fee.

                    12.1.2 Termination for Cause. LMCLS shall only have the right to terminate, in whole or in part, its obligation to obtain Astrotech Services under this Agreement in the event that (i) Astrotech fails to meet a material provision of this Agreement for a particular Payload, and such failure continues without acceptable corrective action for thirty (30) days following written notification to Astrotech by LMCLS indicating such failure and that LMCLS intends to terminate, or (ii) Astrotech is unable to adequately satisfy an essential requirement for a particular Payload and Astrotech so acknowledges in writing within thirty (30) days following written notification to Astrotech by LMCLS citing such inability, which acknowledgment shall not be unreasonably withheld by Astrotech.

                         12.1.2.1    Termination Charge.  In the event of
termination by LMCLS pursuant to Section 12.1.2, LMCLS shall not be required to pay Astrotech any termination charge associated with that particular Payload and LMCLS's obligation to guarantee Astrotech a minimum of **** processings in that caldendar year shall be reduced by **** Payload

               12.2 Termination by Astrotech.

                    12.2.1 Inability to Perform. Astrotech shall have the right to terminate, in whole or in part, its commitment to furnish Services under this Agreement, only to the extent that Astrotech is prevented from performing said Services, (i) in the event of riot, civil strife, war, damage to or destruction of the Astrotech facility, natural disaster or other Act of God beyond the control of Astrotech, or (ii) in the event the United States Government terminates or fails to provide support it has committed to Astrotech which is necessary for Astrotech to perform certain Services to be provided hereunder, and Astrotech cannot reasonably provide other means whereby to perform such Services. Prior to considering termination pursuant to this Section 12.2.1, Astrotech shall consult with LMCLS in order to seek alternative means of providing Services acceptable to LMCLS.

                    12.2.2 Non-performance by LMCLS. Astrotech shall have the right to terminate, in whole or in part, its commitment to furnish Services under this Agreement in the event LMCLS fails to make any required payment when due or LMCLS fails to meet any other material provision of this Agreement, and such failure continues for thirty (30) days beyond receipt by LMCLS of written notice from Astrotech which specifies such failure. Astrotech shall promptly notify LMCLS in writing, if LMCLS fails to make such payment or if LMCLS fails to meet any such other material provision of this Agreement.

                    12.2.3 Termination Charge. In the event of a termination of Services for a Payload by Astrotech pursuant to Section 12.2.1, LMCLS shall not be required to pay Astrotech any termination charge. In the event of a termination pursuant to Section 12.2.2, the termination charge shall be computed in accordance with Section 12.1.1.1. In the event of overpayment, Astrotech shall refund the amount of such overpayment to LMCLS.

         13.   Handling of LMCLS and Customer Provided Data.

               13.1 Technical Data Furnished to Astrotech by LMCLS and Customer. Astrotech and LMCLS shall exchange all documents and information required for each party to fulfill its responsibilities under this Agreement, including certain documents that are prepared by and are the property of Customer.

                    13.1.1 Nonrestrictive Markings. All technical data furnished to Astrotech under this Agreement shall be provided with unrestricted rights for use by Astrotech and its contractors and subcontractors in performance of this Agreement (the right to use, duplicate, and disclose in any manner and for any purpose whatsoever in performance of this Agreement), and without a restrictive legend, except as provided pursuant to Section 13.1.2 below. It is the intent of the parties that the designation of technical data as proprietary or a trade secret shall be kept to a minimum in order to facilitate implementation of this Agreement.

                    13.1.2 Proprietary Data. In the event any of the technical data required to be furnished to Astrotech under this Agreement is considered by LMCLS or Customer to be proprietary or a trade secret (such as detailed design, manufacturing and processing information) and LMCLS or Customer desires to maintain proprietary or trade secret rights for such data, the LMCLS Technical Manager shall inform the Astrotech Technical Manager that the data is considered proprietary or a trade secret. Any data so provided shall be marked by LMCLS or Customer "PROPRIETARY" or "TRADE SECRET" prior to submittal to Astrotech. Astrotech agrees that such data will not, without permission of LMCLS, be duplicated, used or disclosed by Astrotech or its contractors and subcontractors for any purpose other than as necessary to carry out Astrotech's obligations under this Agreement. If such data is required by Astrotech's contractors and subcontractors, the data will only be furnished to them after the contractors and subcontractors have agreed with Astrotech in writing to protect the data from unauthorized use, duplication and disclosure.

               13.2 Financial and Commercial Data. It is recognized that Astrotech may receive or otherwise have access to certain financial and commercial (business) data of LMCLS or Customer, or their respective contractors and subcontractors, which may be considered confidential or privileged, and which, if subsequently disclosed to the public, could cause substantial harm to LMCLS's or Customer's competitive position or impair Astrotech's ability to obtain necessary information in the future. Such data shall be considered by Astrotech to be proprietary and handled pursuant to
Section 13.1 above, provided it is marked by LMCLS or Customer as "PROPRIETARY" prior to submittal to Astrotech.

         14. Patent and Data Rights. Astrotech will not acquire, as a result of the Services provided under this Agreement, any rights to LMCLS's or Customer's copyrights, trade secrets, inventions, or patents that may be used in or result from the Payload or any rights to LMCLS's or Customer's proprietary data, except for the right to use such proprietary data as set forth in Section 13 above.

         15.   Compliance With the International Traffic in Arms Regulation
(ITAR).

               15.1 Conduct of Activities. LMCLS and Astrotech hereby agree to conduct all Activities at the Astrotech Facility in full compliance with the ITAR as it pertains to safeguarding the transfer of U.S. technology to non-U.S. citizens. Certain LMCLS Customers and other customers of Astrotech are non-U.S. based organizations represented by foreign national personnel that will participate in the Activities at the Astrotech Facility. LMCLS and Astrotech shall coordinate all LMCLS, Customer, and Astrotech Activities in such a way as to prevent the transfer of unauthorized data pertaining to operations, procedures and hardware to non-U.S. citizens participating in Activities at the Astrotech Facility.

               15.2 Technical Assistance Agreements. Astrotech shall submit Technical Assistance Agreement (TAA) applications to the United States Department of State for the performance of those activities that constitute "defense services" as defined in the ITAR. LMCLS shall obtain an U.S. Department of State TAA for each mission involving a non-U.S. Customer organization. The respective TAAs define the approved limits of technical interchange between Astrotech and the foreign Customer and LMCLS and the foreign Customer. LMCLS agrees that for all future TAA submittals they will include the Astrotech scope of work contained in this Agreement in the LMCLS TAA.

               15.3 Signature Assistance. LMCLS shall provide assistance to Astrotech in obtaining approval signatures from the LMCLS Customers on the Astrotech TAA for missions involving non-U.S. Customers.

         16. Permits and Licenses. Astrotech shall obtain any permit or license that may be required to provide the Services to be furnished under this Agreement. LMCLS will be responsible for obtaining any permit or license that may be required to perform an activity unique to the Payload that is not included in the foregoing, such as tests involving use of radioactive materials.

         17.   Warranty.

               17.1 Warranty of Services. Astrotech warrants that the Services performed by Astrotech will reflect competent professional knowledge, judgement and workmanship. In the event any portion of the Services furnished to LMCLS fails to comply with this warranty obligation and Astrotech is so notified in writing prior to the launch date after completion of such portion of the Services, Astrotech will either promptly reperform such portion of the Services without additional compensation from LMCLS or at LMCLS's option Astrotech will refund a portion of the compensation paid to Astrotech for such portion of Services.

               17.2 Exclusivity of Warranties and Remedies. THE WARRANTIES
SET FORTH IN THIS SECTION 17 ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER STATUTORY, EXPRESS, OR IMPLIED (INCLUDING ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ALL WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE). The remedies set forth in this
Section 17 are the exclusive remedies of LMCLS for any failure by Astrotech to comply with its warranty obligations. Correction of noncomformance or refund of compensation paid in the manner provided herein, shall constitute complete fulfillment of all the liabilities of Astrotech for defective or nonconforming Services, whether the claims by LMCLS are based in contract, in tort (including negligence and strict liability), or otherwise.

         18. Notices. All notices, requests, demands, and other communications hereunder shall be in writing, in English, and shall be delivered to the other party as follows:

               To Astrotech:  Astrotech Space Operations, Inc.
                              6305 Ivy Lane, Suite 520
                              Greenbelt, MD  20770-6318
                              Attention: Mr. John B. Satrom
                              Voice:     (301) 982-7876
                              Facsimile: (301) 982-7808

               To LMCLS:      Lockheed Martin
                               Commercial Launch Services, Inc.
                              12999 Deer Creek Canyon Road
                              Littleton, CO  80127
                              Attention: Mr. Jack Zivic
                                         MZ  DC-1400
                              Voice:     (303) 971-5394
                              Facsimile: (303) 971-9456

The effective date of each notice, demand, request, or other communication shall be deemed to be: (i) the date of confirmed receipt for communications delivered personally, or transmitted by facsimle machine, or sent by mail, courier or overnight express with the exception of billing invoices as stipulated in
Section 9.3, or (ii) the date of transmission with a confirmed answerback, if transmitted by telex. If multiple transmission means are used, the earliest date, determined in accordance with the foregoing, shall be applicable. Either party may change its address or designee for purposes hereof by informing the other party in writing of such action and the effective date of such change.

         19. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with the laws in force in the State of Florida, and Astrotech and LMCLS further agree that they will not commence any action, whether in a court of law or equity or before an arbitration panel, other than in the State of Florida.

         20. Severability. Any provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal, or unenforceable in any other jurisdiction.

         21. Waiver. A failure by either Astrotech or LMCLS to assert its rights under this Agreement shall not be deemed a waiver of such rights, nor shall any waiver be implied from any such act or omission. No waiver by either Astrotech of LMCLS with respect to any right shall extend its effect to any subsequent breach of the terms hereof of like or different kind, unless such waiver explicitly provides otherwise.

         22.   Disputes.

               22.1 Disputes Resolution. Any controversy or claim arising out of or relating to this Agreement, whether or not involving an alleged breach of this Agreement, which cannot be resolved in a timely manner by the mutual agreement of the Technical Managers or Agreement Coordinators of Astrotech and LMCLS shall in the first instance be submitted in writing, by either Astrotech or LMCLS, to the President or equivalent senior official of LMCLS and the President of Astrotech for resolution, whose joint decision shall be made in writing within thirty (30) days after such submittal and shall be final and conclusive. In the event any controversy or claim submitted for joint resolution hereunder is not jointly resolved in writing within thirty (30) days from the date of such submittal, either party shall have the right to seek other appropriate relief.

               22.2 Performance During Submission of Dispute. The decision to submit a dispute under this Section 22 shall not excuse either Astrotech or LMCLS from the timely performance of its obligations hereunder which are not the subject matter of such dispute. Further, if the lack of resolution of the matter in dispute will adversely impact the timely completion of the Payload Processing Activity, upon the request of LMCLS, Astrotech will perform, while reserving all rights, the subject matter of such dispute within the framework of this Agreement and without prejudice to the final resolution of the matter in dispute.

         23. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         24. Assignability. Except for LMCLS's right to assign to Customer its rights to Services for Customer's spacecraft under its role as agent of Customer, neither party to this Agreement shall be entitled to assign, directly or indirectly, by operation of law or otherwise, this Agreement or its rights or obligations hereunder or any interest herein, except to a related or successor entity, or with the prior written consent of the other.

         25. Disclaimer of Authority. This Agreement shall not constitute either Astrotech or LMCLS as the legal representative, agent, or attorney-in-fact of the other, nor, except as expressly set forth herein, shall Astrotech or LMCLS have the right or authority to assume, create or incur any liability or obligation of any kind, express or implied, against or in the name of or on behalf of the other party.

         26. Complete Agreement. This Agreement and the Appendices, Exhibits, and Annexes hereto, together with the documents here inbefore incorporated by reference, as amended and supplemented, and any Amendments to this Agreement constitute the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersede all previous oral and written and all contemporaneous oral negotiations, commitments, agreements, and understandings. The terms of this Agreement may not be waived, altered, modified or amended, except by a written agreement of the parties hereto executed by duly authorized officers thereof.

         27. Effective Date and Duration of Agreement. This Agreement, which entered into force on 4 March 1989, shall continue in force through ****, unless amended or terminated or extended by LMCLS's right to exercise any or all of the **** one-year Agreement option periods for calendar years **** through **** inclusive pursuant to the provisions of this Agreement prior to said expiration date.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement.

LOCKHEED MARTIN                          ASTROTECH SPACE OPERATIONS, INC.
 COMMERCIAL LAUNCH SERVICES, INC.



By:                                        By:
     ----------------------------              --------------------------------
     John A. Zivic, Jr.                        John B. Satrom
     Manager                                   Vice President
     Commercial Contracts                      Payload Processing Operations

Date:                                    Date:
     ----------------------------              --------------------------------

                                   APPENDIX 1

                              EXHIBIT 48801 - (xxx)
                                 (Payload Name)
                    MISSION SPECIFIC DETAILS AND REQUIREMENTS
                                       FOR
                               ASTROTECH SERVICES

         This Exhibit 48801-(xxx) sets forth the mission specific details and requirements for the Services to be provided by Astrotech to Lockheed Martin Commercial Launch Services, Inc. (hereinafter called LMCLS) under Agreement No. 48801 to support the launch of the (Name) Payload.

1. Launch Date. The (Name) Payload is scheduled for launch launch from (CCAS or VAFB) on (Date), which is the launch date for purposes of this Agreement.

2. Occupancy Period. The Occupancy Period and facility assignments at Astrotech (TICO/VAFB) for the Payload established pursuant to Section 8.1 of the General Terms and Conditions are set forth in Annex A, which is attached to and made part of this Exhibit.

3. Additional Services. Astrotech shall provide additional Services as set forth in Annex B, which is attached to and made part of this Exhibit.

4.     Financial Arrangements.

       4.1 Service Fee. Based on the launch date set forth in Section 1 above and pursuant to Section 9.1 of the General terms and Conditions, the Service Fee applicable to the (Name) Payload is ****.

       4.2 Charges for Additional Services. LMCLS shall pay Astrotech additional charges for certain additional Services, as specified in Annex B, which is attached to and made part of this Exhibit.

       4.3    Billing Schedule. The billing schedule established pursuant to
              Section 9.3 of the General Terms and Conditions is set forth in Annex C, which is attached to and made part of this Exhibit.

5. Agreement Coordinators and Technical Managers: Pursuant to Section 7.1 of the General Terms and Conditions, the representatives of LMCLS, the Spacecraft Customer, and Astrotech designated as Agreement Coordinators and Technical Managers are identified in Annex D, which is attached to and made part of this Exhibit.

6. Alterations and Exceptions to the General terms and Conditions. Under this Exhibit 48801-(xxx) (there are no alterations or exceptions to the General Terms and Conditions of this Agreement) or (the following are the alterations and/or exceptions to the General Terms and Conditions of this Agreement:).

7. Effective Date. This Exhibit 48801-(xxx) shall be incorporated into Agreement No. 48801 and Astrotech's commitment to provide Services for the (Name) Payload shall commence as of the date of the last signature of the parties below.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Exhibit.

LOCKHEED MARTIN                              ASTROTECH SPACE OPERATIONS, INC.
    COMMERCIAL LAUNCH SERVICES, INC.

By:             (Signature)                  By:            (Signature)
     --------------------------------              ----------------------------

                 (Name)                                        (Name)
     --------------------------------              ----------------------------
                 (Title)                                       (Title)
     --------------------------------              ----------------------------

Date:                                        Date:
     --------------------------------              ----------------------------

                                     ANNEX A

                    OCCUPANCY PERIOD AND FACILITY ASSIGNMENTS
                                       FOR

                                 (Name) PAYLOAD
                                       AT
                              ASTROTECH (TICO/VAFB)

PROGRAM LAUNCH DATE: _____________________
OCCUPANCY PERIOD: __________ TO __________


FACILITY ASSIGNMENTS:
           BUILDING/ROOM                               ENTRY DATE                  DEPARTURE DATE

FOR ASTROTECH TICO:
Building 1/High Bay Complex ("A", "B", "C" or "D")
Building 1/LMCLS Office Area                                        CONTINUOUS
Building 2/("North" or "South") High Bay Complex
Building 2/("North" or "South") Encapsulation Bay
Building 2/Spin Bay

Buildings 3, 4 and 6/ Warehouse Storage                         SHARED SPACE, AS REQUIRED & AVAILABLE

Building 5/Customer Office Space
      (Receptionist Area & 4 Offices)

Building 7/Lockheed Martin Technical Office                                   CONTINUOUS

Building 10/High Bay Complex
Building 10/Payload Encapsulation Bay

FOR ASTROTECH VAFB:

Building 1032/High Bay Complex ("East" or "West")

Building 1036/Technical Support Building
      (Receptionist Area & 4 Desks)

Building 1034/Warehouse Storage                                 SHARED SPACE, AS REQUIRED & AVAILABLE

                                     ANNEX B

                               ADDITIONAL SERVICES
                                       AND
                          ASSOCIATED ADDITIONAL CHARGES
                                       FOR
                                 (Name) PAYLOAD

      1. Telephone, Facsimile and Telex Service. Astrotech shall provide LMCLS and Customer, without separate charge, commercial telephone service at the Astrotech Facility , except that LMCLS shall reimburse Astrotech for all long-distance calls charged to its assigned telephone extensions. In addition, Astrotech shall provide access for LMCLS and Customer use of existing Astrotech facsimile transmission machine and telex capability via personal computer without separate charge, except that LMCLS shall reimburse Astrotech for all associated long-distance and telex transmission charges. Astrotech will submit an itemized summary of these separate charges along with the billing invoice.

                                     ANNEX C

                            PROGRESS PAYMENT SCHEDULE
                                     FOR THE
                                 (NAME) PAYLOAD

SERVICE FEE PROGRESS PAYMENT                 BILLING DATE                AMOUNT
----------------------------                 ------------                ------
Deposit and First Partial Payment  (5%)     EFFECTIVE DATE*             $  ****

Second Partial Payment  (45%)               ****                        $  ****

Third Partial Payment  (50%)                ****                        $  ****

            Total                                                       $  ****
                                                                        -------

       (* Invoice will be issued on the Effective Date of this Agreement)

                                    ANNEX D

                            AGREEMENT COORDINATORS
                            AND TECHNICAL MANAGERS
                                      FOR
                                (Name) PAYLOAD

LMCLS Agreement Coordinator.                                                      (Name)
---------------------------                                  -------------------------------------------
                                                                           (Title or Position)
                                                             -------------------------------------------
                                                             Lockheed Martin Commercial Launch Services, Inc.
                                                                                (Address)
                                                             -------------------------------------------
                                                                                (Address)
                                                             -------------------------------------------
                                                             Telephone:
                                                                       ---------------------------------
                                                             Facsimile:
                                                                       ---------------------------------


LMCLS Technical Manager.                                                          (Name)
-----------------------                                      -------------------------------------------
                                                                           (Title or Position)
                                                             -------------------------------------------
                                                             Lockheed Martin Commercial Launch Services, Inc.
                                                                                (Address)
                                                             -------------------------------------------
                                                                                (Address)
                                                             -------------------------------------------
                                                             Telephone:
                                                                       ---------------------------------
                                                             Facsimile:
                                                                       ---------------------------------


Customer Technical Manager.                                                       (Name)
--------------------------                                   -------------------------------------------
                                                                           (Title or Position)
                                                             -------------------------------------------
                                                                         (Customer Organization)
                                                                                (Address)
                                                             -------------------------------------------
                                                                                (Address)
                                                             -------------------------------------------
                                                            Telephone:
                                                                      ----------------------------------
                                                            Facsimile:
                                                                      ----------------------------------


Astrotech Agreement Coordinator.                                                  (Name)
-------------------------------                              -------------------------------------------
                                                                           (Title or Position)
                                                             -------------------------------------------
                                                             Astrotech Space Operations, Inc.
                                                             6305 Ivy Lane, Suite 520
                                                             Greenbelt, MD 20770-6318
                                                             Telephone: (301) 982-7876
                                                             Facsimile: (301) 982-7808

Astrotech Technical Manager.                                                     (Name)
----------------------------                                 -------------------------------------------
                                                                                 (Title)
                                                             -------------------------------------------
                                                             Astrotech Space Operations, Inc.
                                                                                (Address)
                                                             -------------------------------------------
                                                                                (Address)
                                                             -------------------------------------------
                                                             Telephone:
                                                                       ---------------------------------
                                                             Facsimile:
                                                                       ---------------------------------

                                   APPENDIX 2

                               SPACECRAFT SERVICES

         This Appendix 2 describes the scope of Basic Services to be provided by Astrotech in conjunction with the processing of each Customer spacecraft, spacecraft with integral upper stage, or spacecraft with PAM or other autonomous upper stage under this Agreement at either Astrotech TICO or Astrotech VAFB (the"Astrotech Facility"). The specific Basic Services to be provided by Astrotech will be as detailed in the Payload Processing Requirements Document pursuant to Section 5.2 of the General Terms and Conditions of this Agreement.

         1. Arrival and Departure Transportation. Astrotech will provide transportation of crated flight hardware and associated ground support equipment by commercially available ground transportation vehicles from and to terminals within a 50 mile radius of the Astrotech Facility. This service will accommodate shipment by air to and from commercial or Government airports in the vicinity of Astrotech TICO and Astrotech VAFB. Any specialized loading equipment required, other than forklifts, must be provided by the transporting airline.

         2. Local Transportation. By means of commercially available ground transportation vehicle, Astrotech will provide transportation and delivery of the crated Payload or Payload elements, and ground support equipment, within the Astrotech Facility and (i ) to and from Astrotech TICO and designated facilities at the Kennedy Space Center (KSC) or Cape Canaveral Air Station (CCAS), or (ii) to and from Astrotech VAFB and designated facilities at Vandenberg AFB (VAFB), as applicable.

         3. Use of Astrotech Facilities. Astrotech will provide use of the following portions of the applicable Astrotech Facility. The total mission occupancy period shall be up to fourteen (14) weeks from the time of Customer arrival until Customer departure from the facility.

(A) For Payloads processed at Astrotech TICO:

               (1) In Building 1: up to fourteen (14) weeks use of one High Bay Complex, consisting of the High Bay, the associated Garment Change Room, Control Room (Ground Station), and one contiguous Office Area (minimum of 985 ft2) for use by the spacecraft contractor;

               (2)  In Building 2:

                    (a) for Spacecraft only or Spacecraft with an integral upper stage up to three (3) weeks use of either (i) the South High Bay Complex, consisting of the High Bay and the adjacent Fuel and oxidizer Cart Storage Rooms, the South Garment Change Room, and the South Control Room, or (ii) the North High Bay Complex, consisting of the North High Bay, the North Garment Change Room, and the North Control Room for handling and loading of liquid propellants, and preparation and installation of the Spacecraft apogee kick motor and/or integral upper stage system, if applicable, and other ordnance, and use of the Spin High Bay, if required, for spin balancing the Spacecraft or related ordnance preparations, and

                    (b) for Spacecraft with PAM or other Autonomous Upper Stage up to three (3) weeks use for Spacecraft processing of either (i) the South High Bay Complex, consisting of the High Bay and the adjacent Fuel and oxidizer Cart Storage Rooms, the South Garment Change Room, and the South Control Room, or (ii) the North High Bay Complex, consisting of the North High Bay, the North Garment Change Room, and the North Control Room for handling and loading of liquid propellants, and preparation and installation of the Spacecraft apogee kick motor and/or integral upper stage system, if applicable, and other ordnance, and use of the Spin High Bay, if required, for spin balancing, and up to nine (9) weeks use for Upper Stage processing of either the Spin High Bay, North High Bay Complex, or South High Bay Complex;

               (3) In Buildings 3, 4 and 6: storage, on a shared space basis, of flight hardware elements, shipping containers, ground support equipment, etc.;

               (4) In Building 5: use of up to 4 offices and shared use of conference rooms and reception area for the Customer; and

               (5) In Building 10: for Spacecraft only or Spacecraft with an integral upper stage, priority use for up to four (4) weeks of one Satellite Processing Cell, its associated Garment Change Room, and adjacent Control Room for handling and loading of liquid propellants, and preparation and installation of the Spacecraft apogee kick motor and/or integral upper stage system, if applicable, and other ordnance.

(B) For Payloads processed at Astrotech VAFB:

         (1) In Building 1032: up to fourteen (14) weeks use of one High Bay Complex, consisting of the High Bay, the associated Garment Change Room, adjacent Control Room, and associated Cart Storage Room(s);

         (2)    In Building 1036: use of one Office Area; and

         (3) In Building 1034: storage, on a shared space basis, of shipping containers, ground support equipment, etc.

         4. Ordnance Handling and Storage. Astrotech will provide receiving, inspection, and storage of ordnance items; bridge-wire checking; and, for Payloads processed at Astrotech TICO, cold soak and x-ray of solid rocket motors.

         5. Communications. For Payloads processed at Astrotech TICO, Astrotech will provide radio frequency (RF) links, data circuits, and voice communications between Astrotech TICO and KSC/CCAS, between Building 1 and Building 2, and between Building 1 and Building 10, in accordance with the defined Astrotech capabilities; closed-circuit television in and between Building 1, Building 2 and Building 10. For Payloads processed at Astrotech VAFB, Astrotech will provide command and data circuits and voice communications between Astrotech VAFB and designated locations on VAFB, and between Building 1032 and Building 1036, in accordance with defined Astrotech capabilities; and closed-circuit television between the High Bays in Building 1032 and Building 1036. For Payloads processed at either site, Astrotech will provide on-site Local Area Network (LAN) connectivity, local and long distance telephone service and dedicated use of a facsimile machine, except that Astrotech will be reimbursed by LMCLS for all commercial long distance charges incurred by LMCLS and LMCLS Customer pursuant to the General Terms and Conditions of this Agreement.

         6. Electrical Power. Astrotech will provide 60Hz, and for Payloads processed at Astrotech TICO 50Hz, electrical power as defined in the Facility Accomodation Handbook, for electrical ground support equipment.

         7. U.S. Government Coordination. Astrotech will provide coordination with the U.S. Government (NASA and USAF) for any Services requiring U.S. Government support.

         8. Security. Astrotech will provide 24 hour-a-day perimeter security at the Astrotech Facility. At Astrotech TICO periodic security patrols will be conducted during non-work hours; digital cypher locks are on all internal and external doors leading into the Payload Processing Areas; and all buildings are electronically monitored 24 hours-a-day for smoke/fire detection. At Astrotech VAFB access via the perimeter gate and all internal and external doors leading into the Payload Processing Areas is controlled by a card readerkeypad system; the electronic security system is directly linked to Air Police Headquarters; and all buildings are electronically monitored 24 hours-a-day for smoke/fire detection.

         9. Solvents and Gases. Astrotech will provide moderate quantities of gaseous nitrogen, liquid nitrogen, gaseous helium, isopropyl alcohol, deionized water, and other general purpose cleaning agents and solvents.

         10. Hazardous Waste Disposal. Astrotech will provide for disposal of hazardous materials, such as propellants and solvents, resulting from Payload Processing Activities pursuant to Section 6.1 of the General Terms and Conditions of this Agreement.

         11. Sampling and Analysis. Astrotech will provide sampling and analysis of up to 25 samples of gases, propellants, and cleaning materials.

         12. Photographic Services. Astrotech will provide use of a 35mm single lense reflex camera with color film and processing fees for up to 100 8xl0 inch color prints, use of video camera/recorder (1/2 inch VHS format) and up to three blank video tapes, and photographer, as required.

         13. Emergency Medical and Fire Protection. Astrotech will provide emergency medical assistance and fire protection at Astrotech TICO utilizing the services of Brevard County and the City of Titusville, Florida, respectively. At Astrotech VAFB these services are provided through the U.S. Air Force.

         14. Test Equipment. Astrotech will provide test equipment and tools, as available, on a non-interference basis.

         15. Calibration. Astrotech will provide standard equipment calibration services for up to ten (10) items of scientific equipment.

         16. Personnel Protective Suits. Astrotech will provide self-contained, air hose-type personnel protective suits, splash suits, and related training and support for the Spacecraft team to support Payload propellant handling, transfer, and fueling operations. In addition, upon request Astrotech will arrange for attendance at available related NASA training courses.

         17. Technical Shop Support. Astrotech will provide unplanned shop support, as available, on a non-interference basis.

         18. Dynamic Balancing. For Payloads processed at Astrotech TICO, Astrotech will support the dynamic balancing of the Payload or Payload components, as required, within the capabilities of the Astrotech Schenck-Trebel Model E7S aerospace balance machine.

         19. Weighing. Astrotech will weigh the Payload, as requested, utilizing the available Astrotech weighing equipment.

         20. U.S. Customs Clearance. Astrotech TICO is part of the Port Canaveral Foreign Trade Zone (FTZ No. 136) and, in this capacity, for Payloads processed at Astrotech TICO Astrotech will arrange for duty-free entry of the Payload and any Payload processing materials and equipment entering the U.S. from another country for the duration of the Occupancy Period. Astrotech VAFB is part of the Santa Maria Public Airport District Foreign Trade Zone (FTZ No. TBD) and, in this capacity, for Payloads processed at Astrotech VAFB Astrotech will arrange for duty free entry of the Payload and any Payload processing materials and equipment entering the U.S. from another country for the duration of the Occupancy Period.

                                   APPENDIX 3

                          ATLAS LAUNCH VEHICLE SERVICES

         This Appendix 3 describes the scope of Services to be provided by Astrotech in conjunction with the processing of each Atlas payload fairing (including base module) and Payload encapsulation activity associated with the Customer Payload for the Service Fee under this Agreement at Astrotech TICO or Astrotech VAFB (the Astrotech Facility). The specific Services to be provided by Astrotech will be as specified in the Payload Processing Requirements Document pursuant to Section 5.2 of the General Terms and Conditions of this Agreement.

         1. Arrival and Departure Assistance. Astrotech will assist LMCLS with the loading and off-loading of hardware and equipment at the Astrotech Facility.

         2. Transportation of Encapsulated Payload. For Payloads processed at Astrotech TICO, Astrotech will arrange for and obtain the necessary permits and licenses (Wide Load, HazMat, etc.) as required by the State of Florida Department of Transportation for transport of the encapsulated Payload from Astrotech TICO to the launch complex at KSC/CCAS. LMCLS will be responsible for providing the transport vehicle and for conduct of the transportation operation.

         3. Use of Astrotech Facilities. Astrotech will provide use of the following portions of the applicable Astrotech Facility for the duration stated:

(A) For Payloads processed at Astrotech TICO:

               (1) In Building 1: dedicated use of one Customer Office Area (minimum of 600 ft2) for LMCLS use for the duration of this Agreement;

               (2) In Building 2: up to four (4) weeks use of one Encapsulation Bay or one High Bay and the associated Garment Change Room for payload fairing preparation and encapsulation of the Customer Payload;

               (3) In Buildings 3, 4, and 6: storage, on a shared basis, of flight hardware elements, shipping containers, ground support equipment, etc.;

               (4) In Building 7: dedicated use of one Launch Vehicle Technical Support/Break Area for the duration of this Agreement; and

               (5) In Building 10: up to four (4) weeks use, on a priority basis, of one airlock, the Encapsulation Bay and the associated Garment Change Room for payload fairing preparation and encapsulation of the Customer Payload, and continuous occupancy of the Conditioned Storage Area for storage of flight hardware elements and ground support equipment.

(B) For Payloads processed at Astrotech VAFB:

               (1) In Building 1032: up to four (4) weeks use of one High Bay and the associated Garment Change Room for payload fairing preparation and encapsulation of the Customer Payload;

               (2) In Building 1034: storage, on a shared space basis, of shipping containers, ground support equipment, etc.

         4. Communications. For Payloads processed at Astrotech TICO, Astrotech will provide radio frequency (RF) links, data circuits, and voice communications within Astrotech TICO between Building 1 and Building 2, and between Building 1 and Building 10, in accordance with the defined Astrotech capabilities; closed-circuit television in and between Building 1, Building 2 and Building 10. For Payloads processed at Astrotech VAFB, Astrotech will provide command and data circuits and voice communications within Astrotech VAFB between Building 1032 and Building 1036, in accordance with defined Astrotech capabilities; and closed-circuit television between the High Bays in Building 1032 and Building 1036. For Payloads processed at either site, Astrotech will provide on-site Local Area Network (LAN) connectivity, local and long distance telephone service and dedicated use of a facsimile machine, except that Astrotech will be reimbursed by LMCLS for all commercial long distance charges incurred by LMCLS and LMCLS Customer pursuant to the General Terms and Conditions of this Agreement.

         5. Technical Shop Support. Astrotech will provide unplanned shop support, as available,on a non-interference basis.

         6. Electrical Power. Astrotech will provide 60Hz, and for Payloads processed at Astrotech TICO 50Hz, electrical power as defined in the Facility Accomodation Handbook, for electrical ground support equipment.

         7. U.S. Government Coordination. Astrotech will provide coordination with the U.S. Government (NASA and USAF) for any Services requiring U.S. Government support.

         8. Security. Astrotech will provide 24 hour-a-day perimeter security at the Astrotech Facility. At Astrotech TICO periodic security patrols will be conducted during non-work hours; digital cypher locks are on all internal and external doors leading into the Payload Processing Areas; and all buildings are electronically monitored 24 hours-a-day for smoke/fire detection. At Astrotech VAFB access via the perimeter gate and all internal and external doors leading into the Payload Processing Areas is controlled by a card reader,keypad system; the electronic security system is directly linked to Air Police Headquarters; and all buildings are electronically monitored 24 hours-a-day for smoke/fire detection.

         9. Solvents and Gases. Astrotech will provide moderate quantities of gaseous nitrogen, liquid nitrogen, gaseous helium, isopropyl alcohol, deionized water, and other general purpose cleaning agents and solvents.

         10. Hazardous Waste Disposal. Astrotech will provide for disposal of hazardous materials, such as propellants and solvents, resulting from Payload Processing Activities pursuant to Section 6.1 of the General Terms and Conditions of this Agreement.

         11. Photographic Services. Astrotech will provide use of a 35mm single lense reflex camera with color film and processing fees for up to 100 8xl0 inch color prints, use of video camera/recorder (1/2 inch VHS format) and up to three blank video tapes, and photographer, as required.

         12. Emergency Medical and Fire Protection. Astrotech will provide emergency medical assistance and fire protection at Astrotech TICO utilizing the services of Brevard County and the City of Titusville, Florida, respectively. At Astrotech VAFB these services are provided through the U.S. Air Force.

         13. Test Equipment. Astrotech will provide test equipment and tools, as available, on a non-interference basis.

         14. Pathfinder Operations. Astrotech will provide support as required for LMCLS payload fairing pathfinder operations consistent with the services specified in this Appendix 3 on a non-interference basis to Spacecraft processing operations at no cost to LMCLS.

                                   APPENDIX 4

                                 PRICE SCHEDULE
                     ASTROTECH PAYLOAD PROCESSING SERVICES
             FOR SPACECRAFT AND, IF APPLICABLE, UPPER STAGE SYSTEM
                     FOR ALL ATLAS MISSIONS (CCAS AND VAFB)


-------------------------------------------------------------------------------------------------------------------------------
                                                              FIRM FIXED PRICE PER PAYLOAD
                                                              ----------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                          PAYLOADS
                                                                            **-**
 CALENDAR YEAR                    PAYLOADS **-**                       IN SAME YEAR
 -------------                     IN SAME YEAR                        (with addition                          PAYLOADS **+
                                                                   of 2nd cell in CY2005)                      IN SAME YEAR
-------------------------------------------------------------------------------------------------------------------------------
      ****                             ****                                 ****                                   ****
-------------------------------------------------------------------------------------------------------------------------------

      ****                             ****                                 ****                                   ****
-------------------------------------------------------------------------------------------------------------------------------

      ****                             ****                                 ****                                   ****
-------------------------------------------------------------------------------------------------------------------------------

      ****                             ****                                 ****                                   ****
-------------------------------------------------------------------------------------------------------------------------------

      ****                             ****                                 ****                                   ****
-------------------------------------------------------------------------------------------------------------------------------

      ****                             ****                                 ****                                   ****
-------------------------------------------------------------------------------------------------------------------------------

      ****                             ****                                 ****                                   ****
-------------------------------------------------------------------------------------------------------------------------------

      ****                             ****                                 ****                                   ****
-------------------------------------------------------------------------------------------------------------------------------

      ****                             ****                                 ****                                   ****
-------------------------------------------------------------------------------------------------------------------------------

      ****                             ****                                 ****                                   ****
-------------------------------------------------------------------------------------------------------------------------------

      ****                             ****                                 ****                                   ****
-------------------------------------------------------------------------------------------------------------------------------


         NOTE 1. Alternate pricing is provided for addition of 2nd Processing Cell in ****.

         NOTE 2. Prices stated are based on a guaranteed minimum of **** missions per year. Should LMCLS fail to process a minimum of **** Payloads during any calendar year, LMCLS agrees to pay Astrotech for the balance of the **** processings upon receipt of an invoice to be issued in December of the applicable calendar year.

         NOTE 3. Pricing is shown for **** one-year option periods from **** through ****. Addition of 2nd Processing Cell in **** requires exercise of all **** options periods.

         NOTE 4. Prices stated are on a "per-payload" basis. Dual manifested GEO spacecraft will be charged **** the rate shown in the price table. Multiple-LEO spacecraft missions utilizing a single processing cell will be charged ****.

         NOTE 5. Services as provided support all Atlas V/5 meter Payload Fairing Operations at CCAS and all Atlas V/4 meter Payload Fairing Operations at VAFB.

         NOTE 6.  Prices stated are exclusive of any taxes, if applicable.